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                                                                 Exhibit (j)(i)

                           INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
ING Equity Trust:


We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.


/s/KPMG LLP


Boston, Massachusetts
October 1, 2002